UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 27, 2004


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of August 1, 2004 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-13)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-115858-15              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-13 pursuant to the terms of the Trust Agreement, dated as of August 1, 2004 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

 On December 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2004 is filed as
               Exhibit 99.1 hereto.

Structured  Adjustable  Rate  Mortgage  Loan Trust
Mortgage Pass-Through  Certificates Series 2004-13
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JPMORGAN CHASE BANK, N.A., not in its
                              individual capacity but solely as Trustee under the Agreement referred to herein

Date: December 30, 2004        By:    /s/  Diane E. Wallace
                                   --------------------------------------------
                             Name:   Diane E. Wallace
                            Title:   Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2004


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2004-13

                        Statement To Certificateholders
                                 December 27, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       45,000,000.00    41,548,348.84     1,745,925.12        137,879.77     1,883,804.89   0.00         0.00      39,802,423.72
A2      300,000,000.00   276,988,992.34    11,639,500.78        593,910.56    12,233,411.34   0.00         0.00     265,349,491.56
A3        6,359,000.00     5,871,243.34       246,718.62         12,588.92       259,307.54   0.00         0.00       5,624,524.72
A4       79,464,000.00    73,368,844.29     3,083,070.97        157,315.03     3,240,386.00   0.00         0.00      70,285,773.32
B1        8,712,000.00     8,709,993.70           445.44         20,550.75        20,996.19   0.00         0.00       8,709,548.26
B2        6,649,000.00     6,647,468.80           339.96         18,260.23        18,600.19   0.00         0.00       6,647,128.84
B3        4,814,000.00     4,812,891.38           246.13         16,743.51        16,989.64   0.00         0.00       4,812,645.25
B4        2,751,000.00     2,750,366.47           140.66          9,127.20         9,267.86   0.00         0.00       2,750,225.81
B5        1,375,000.00     1,374,683.36            70.30          4,561.94         4,632.24   0.00         0.00       1,374,613.06
B6        3,442,834.00     3,442,041.15           175.88         11,422.54        11,598.42   0.00         0.00       3,441,865.24
R               100.00             0.00             0.00              0.00             0.00   0.00         0.00               0.00
P                 0.00             0.00             0.00          6,466.83         6,466.83   0.00         0.00               0.00
TOTALS  458,566,934.00   425,514,873.67    16,716,633.86        988,827.28    17,705,461.14   0.00         0.00     408,798,239.78

-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Notional                                                      Realized      Deferred    Notional
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
AX1      92,965,464.00             0.00             0.00        233,569.17       233,569.17   0.00         0.00               0.00
AX2     215,411,500.00   198,888,714.41             0.00              0.00             0.00   0.00         0.00     190,531,106.67
AIO      73,544,747.00             0.00             0.00        184,775.99       184,775.99   0.00         0.00               0.00
BX       20,175,000.00    20,170,353.89             0.00         11,381.60        11,381.60   0.00         0.00      20,169,322.36
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1        863579AA6      923.29664089      38.79833600     3.06399489   41.86233089   884.49830489         A1     3.982245 %
A2        863579BM9      923.29664113      38.79833593     1.97970187   40.77803780   884.49830520         A2     2.490000 %
A3        863579BZ0      923.29664098      38.79833622     1.97970121   40.77803743   884.49830476         A3     2.490000 %
A4        863579CA4      923.29664112      38.79833598     1.97970188   40.77803785   884.49830514         A4     2.490000 %
B1        863579AD0      999.76970845       0.05112948     2.35890152    2.41003099   999.71857897         B1     2.740000 %
B2        863579AE8      999.76970973       0.05112949     2.74631223    2.79744172   999.71858024         B2     3.190000 %
B3        863579AF5      999.76970918       0.05112796     3.47808683    3.52921479   999.71858122         B3     3.853786 %
B4        863579AH1      999.76970920       0.05113050     3.31777535    3.36890585   999.71857870         B4     3.982245 %
B5        863579AJ7      999.76971636       0.05112727     3.31777455    3.36890182   999.71858909         B5     3.982245 %
B6        863579AK4      999.76971007       0.05108582     3.31777251    3.36885833   999.71861554         B6     3.982245 %
R         863579AG3        0.00000000       0.00000000     0.00000000    0.00000000     0.00000000         R      3.982245 %
TOTALS                   927.92314954      36.45407599     2.15634231   38.61041830   891.46907348
-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                         Beginning                                                       Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
AX1       863579AB4        0.00000000       0.00000000     2.51242945    2.51242945     0.00000000         AX1    4.000000 %
AX2       863579AC2      923.29664113       0.00000000     0.00000000    0.00000000   884.49830520         AX2    0.000000 %
AIO       863579BY3        0.00000000       0.00000000     2.51242947    2.51242947     0.00000000         AIO    4.000000 %
BX        863579BN7      999.76970954       0.00000000     0.56414374    0.56414374   999.71858042         BX     0.677128 %
----------------------------------------------------------------------------------------------------    --------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                -------------------------------------------------
                                  Ashia Miller
              JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                             4 NY Plaza 6th Fl.,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com

                -------------------------------------------------

*Please Note:
The Ending Balances for AX1 and AIO classes are only an estimate. Both balances are subject to change due to the fluctuation in Weighted Average Net Rate on the deal.

                           ADDITIONAL BOND REPORTING
Class AX1 - Beginning Balance                                                             70,070,751.39
Class AX1 - Ending Balance*                                                               64,653,488.59

Class AIO - Beginning Balance                                                             55,432,796.53
Class AIO - Ending Balance*                                                               51,147,213.45

                             COLLATERAL GROUP DETAIL
Weighted Average Coupon Rate                                                                 4.263998 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                      3.982245 %
Ending Weighted Average Net Rate (Pass Through Rate)                                         3.976999 %
Beginning Loan Count                                                                              1,323
Ending Loan Count                                                                                 1,283
Beginning Scheduled Balance                                                              425,514,873.79
Ending Scheduled Balance                                                                 408,798,239.80
Scheduled Principal                                                                           21,761.15
Unscheduled Principal                                                                     16,694,872.84
Net Liquidation Proceeds                                                                           0.00
Insurance Proceeds                                                                                 0.00
Advances                                                                                           0.00
Scheduled Interest                                                                         1,511,995.63
Servicing Fee                                                                                 96,661.54
Master Servicing Fee                                                                               0.00
Trustee Fee                                                                                    2,659.47
Net Interest                                                                               1,412,087.21
Realized Loss Amount                                                                               0.00
Cumulative Realized Loss                                                                           0.00
Cumulative Loss as a Percentage of Original Collateral                                       0.000000 %
Bankruptcy Loss                                                                                    0.00
Fraud Loss                                                                                         0.00
Special Hazard Loss                                                                                0.00
Prepayment Penalties                                                                           6,466.83
Relief Act Interest Shortfall                                                                      0.00
Prepayment Interest Shortfall                                                                      0.00

Sec. 4.03(ix)                             Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                           Group Totals
                                                                                     Principal
                                          Category              Number                Balance               Percentage
                                          1 Month                         2               280,482.74                  0.07 %
                                          2 Month                         1               120,200.00                  0.03 %
                                          3 Month                         1               175,000.00                  0.04 %
                                           Total                          4               575,682.74                  0.14 %

                                          Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

Sec. 4.03(x)                              Number and Aggregate Principal Amounts of REO Loans
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
Fraud Loss Limit                                                                                                       4,585,669.34
Bankruptcy Loss Limit                                                                                                    100,000.00
Special Hazard Loss Limit                                                                                              2,843,115.00





Sec. 4.03(xii)             Aggregate Outstanding Interest Shortfalls

Class A1 Shortfall                                                                                                             0.00
Class A2 Shortfall                                                                                                             0.00
Class A3 Shortfall                                                                                                             0.00
Class A4 Shortfall                                                                                                             0.00
Class AX1 Shortfall                                                                                                            0.00
Class AX2 Shortfall                                                                                                            0.00
Class AIO Shortfall                                                                                                            0.00
Class B1 Shortfall                                                                                                             0.00
Class B2 Shortfall                                                                                                             0.00
Class B3 Shortfall                                                                                                             0.00
Class BX Shortfall                                                                                                             0.00
Class B4 Shortfall                                                                                                             0.00
Class B5 Shortfall                                                                                                             0.00
Class B6 Shortfall                                                                                                             0.00
Class R Shortfall                                                                                                              0.00

                                                              Relief Act and Prepayment Interest Shortfalls

Class A1 Relief Act and Prepayment Interest Shortfall                                                                          0.00
Class A2 Relief Act and Prepayment Interest Shortfall                                                                          0.00
Class A3 Relief Act and Prepayment Interest Shortfall                                                                          0.00
Class A4 Relief Act and Prepayment Interest Shortfall                                                                          0.00
Class AX1 Relief Act and Prepayment Interest Shortfall                                                                         0.00
Class AX2 Relief Act and Prepayment Interest Shortfall                                                                         0.00
Class AIO Relief Act and Prepayment Interest Shortfall                                                                         0.00
Class B1 Relief Act and Prepayment Interest Shortfall                                                                          0.00
Class B2 Relief Act and Prepayment Interest Shortfall                                                                          0.00
Class B3 Relief Act and Prepayment Interest Shortfall                                                                          0.00
Class BX Relief Act and Prepayment Interest Shortfall                                                                          0.00
Class B4 Relief Act and Prepayment Interest Shortfall                                                                          0.00
Class B5 Relief Act and Prepayment Interest Shortfall                                                                          0.00
Class B6 Relief Act and Prepayment Interest Shortfall                                                                          0.00
Class R Relief Act and Prepayment Interest Shortfall                                                                           0.00
Total Relief Act and PPIS                                                                                                      0.00

*Please Note:
The Ending Balances for AX1 and AIO classes are only an estimate. Both balances are subject to change due to the fluctuation in Weighted Average Net Rate on the deal.


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


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